AMENDMENT TO MINERAL PROPERTY OPTION AGREEMENT DATED SEPTEMBER 30, 2008

THIS AGREEMENT is dated for reference as of the 18th day of September, 2009

BETWEEN:

SOUTHWEST EXPLORATION INC., an
Arizona corporation having an address at |
19935 E Sonoqui Blvd., Queen Creek, Arizona, 85242

(the “Optionor”)

OF THE FIRST PART

AND:

PASSPORT METALS INC., a company duly
incorporated pursuant to the laws of the Province
of Quebec and having an address at 608 – 1199
West Pender Street, Vancouver, British Columbia, V6E 2R1

(the “Optionee”)

OF THE SECOND PART

WHEREAS:

(A)                   The parties hereto entered into a mineral property option agreement made as of the 30th day of September, 2008 (the “Mineral Property Agreement”) on the terms and conditions more particularly set forth therein; and

(B)                   The parties have agreed to settle the October 1, 2009 scheduled cash payment of US$225,000, pursuant to section 4.1(b)(ii) of the Mineral Property Agreement, in shares of the Optionee valued at Cdn$0.09 per share.

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants herein contained, the parties do hereby covenant and agree as follows:

1.                      Section 4.1(b)(ii) of the Mineral Property Agreement is deleted and inserted as follows:

“4.1	(b)	(ii)	on October 1st, 2009 issue 2,681,000 shares of the Optionee, at a deemed price of Cdn$0.09 per share, to the Optionor;”

2.                      This Amendment Agreement may be executed in any number of counterparts or by facsimile, each of which shall together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which shall together be deemed to be an original, notwithstanding that all of the parties are not signatory to the same counterpart or facsimile.

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IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the day and year first above written.

THE COMMON SEAL of SOUTHWEST	)
MINERAL EXPLORATION was hereto	)
affixed in the presence of:	)
)
	)	c/s
Per: ___/s/ Floyd R. Bleak________________	)
Authorized Signatory	)
)
Per: ________________________________	)
Authorized Signatory	)

THE COMMON SEAL of PASSPORT	)
METALS INC. was hereto affixed in the	)
presence of:	)
)
	)	c/s
Per: ___/s/ Laara Shaffer_________________	)
Authorized Signatory	)
)
Per: ___/s/ signed______________________	)
Authorized Signatory	)
)